UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) –	September 13, 2006

MTM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New York	0-22122	13-3354896
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 High Ridge Road, Stamford, Connecticut	06905
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code –	203-975-3700

N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “company” refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01   Entry into a Material Definitive Agreement

(1)    Consulting Service Agreement - Michael El-Hillow

We entered into a Consulting Service Agreement with Michael El-Hillow dated as of September 13, 2006 (the “Consulting Service Agreement”). The Consulting Service Agreement has a term of nine months, commencing on September 13, 2006 and ending June 13, 2007. For services rendered under this Consulting Service Agreement, the Company will pay Michael El-Hillow consultant fees at the rate of $24,166.66 per month.

The above description of the Consulting Service Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1.

ITEM 1.02.   Termination of a Material Definitive Agreement

Effective September 12, 2006, the Employment Agreement, dated December 12, 2005, between the Company and Michael El-Hillow has been terminated. The Company entered into a Consulting Services Agreement with Michael El-Hillow. Reference is made to Item 1.01 of this report for a description of the Consulting Services Agreement.

The above description of Michael El-Hillow’s Employment Agreement is qualified in its entirety by reference to the terms of such agreement incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, (Date of Report: December 12, 2005), filed with the Securities and Exchange Commission on December 15, 2005.

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment  of Principal Officers

Effective September 12, 2006, Michael El-Hillow is no longer the Chief Financial Officer of the Company.

Jay Braukman has been appointed to serve as the Company’s Senior Vice President and Chief Financial Officer. Mr. Braukman will join the Company effective September 27, 2006. Mr. Braukman’s experience includes 23 years with The General Electric Company (“GE”), where he held numerous executive positions, including Chief Financial Officer of several divisions. In addition to his experience at GE, Mr. Braukman most recently served from 2005 until 2006 as CFO of Cleartel Communications, Inc, a CLEC. His prior experience also includes serving from 2004 until 2005 as CFO of Chiquita Brands International, Inc., a publicly traded company on the New York Stock Exchange, as COO from 2002 until 2004 of

ITC^Deltacom, Inc., a privately held company, and as CFO from 2000 until 2001 of Rhythms Netconnections, Inc., a publicly traded company on the NASDAQ stock market.

The Company will enter into an employment agreement with Mr. Braukman upon commencement of his employment.

ITEM 9.   Financial Statements and Exhibits

9.01         Financial Statements and Exhibits

(c)   Exhibits

Exhibit 10.1   Consulting Services Agreement

Exhibit 99.1   Press Release dated September 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTM TECHNOLOGIES, INC. (Registrant)
By:	/s/ Francis J. Alfano
Francis J. Alfano, Chief Executive Officer

September 19, 2006

EXHIBIT INDEX

Exhibit

Exhibit 10.1   Consulting Services Agreement

Exhibit 99.1   Press Release Date September 14, 2006